Exhibit 99.3

LEGACY EDUCATION INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial information presents the unaudited pro forma consolidated statement of operations based upon the combined historical financial statements of Legacy Education Inc. (Legacy or the Company) and Contra Costa Medical Career College, Inc. and Contra Costa Medical Career College Online, Inc. (collectively CCMCC), after giving effect to the consummation of the transaction contemplated by the Asset Purchase Agreement (the Acquisition), dated October 17, 2024, and the related adjustments described in the accompanying notes. Pursuant to the Acquisition, Legacy acquired certain assets and assumed certain liabilities of CCMCC. The unaudited pro forma condensed combined financial information has been prepared by the Company using the acquisition method of accounting in accordance with U.S. generally accepted accounting principles. Under this method, the cost of the acquiree is allocated to the identifiable assets acquired and liabilities assumed based on their estimated fair values at the date of acquisition. The assets acquired and liabilities assumed by Legacy in the Acquisition have been preliminarily measured at their respective estimated fair values as of October 17, 2024. Differences between these preliminary estimates of fair value and the final acquisition accounting will occur, and those differences could have a material impact on the accompanying unaudited pro forma condensed combined financial information and the combined company’s future results of operations and financial position. The Company will finalize the acquisition accounting (including the necessary valuation) as soon as practicable within the required measurement period, but in no event later than one year following completion of the Acquisition.

Concurrent with the closing of the Acquisition, Legacy entered into a lease agreement to lease the CCMCC campus (CCMCC Lease).

We are providing the following unaudited pro forma combined financial information to aid you in your analysis of the financial aspects of the acquisition. The following unaudited pro forma combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” We have elected not to present management’s adjustments and will only be presenting transaction accounting adjustments in the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined statement of operations for the year ended June 30, 2024, and for the three months ended September 30, 2024, combine the historical statements of operations of the Company and CCMCC, giving effect to the Acquisition and CCMCC Lease as if it had occurred on July 1, 2023.

Pursuant to Rule 11-02(c)(3) of Regulation S-X, if the fiscal year end of an acquired entity differs from the acquirer’s fiscal year end by more than 93 days, the acquired entity’s statement of operations must be brought up to within 93 days of the acquirer’s fiscal year end. The unaudited pro forma condensed combined statement of operations for the year ended June 30, 2024 has been prepared using Legacy’s audited consolidated statement of operations for the year ended June 30, 2024 and CCMCC’s twelve months ended June 30, 2024 which consists of the audited statement of operations for the year ended December 31, 2023 plus the unaudited six months ended June 30, 2024 less the unaudited six months ended June 30, 2023. The unaudited pro forma condensed combined statement of operations for the three months ended September 30, 2024, has been presented using Legacy’s unaudited consolidated statement of operations for the three months ended September 30, 2024 and CCMCC’s unaudited combined statement of operations for the three months ended September 30, 2024.

The unaudited pro forma condensed combined financial information, including the notes thereto, should be read in conjunction with the separate historical consolidated financial statements of the Company and CCMCC, and their respective notes to the consolidated financial statements included elsewhere in this Current Report on Form 8-K/A.

The following unaudited pro forma condensed combined financial information and related notes are based on and should be read in conjunction with the following:

(i)	The accompanying notes to the unaudited pro forma condensed combined financial information.

(ii)	The interim unaudited consolidated financial statements of the Company and the related notes included in its Quarterly Report on Form 10-Q as of and for the three months ended September 30, 2024;

(iii)	The historical audited consolidated financial statements of the Company and the related notes included in its Annual Report on Form 10-K as of and for the year ended June 30, 2024;

(iv)	The historical unaudited interim financial statements of CCMCC and the related notes for the nine months ended September 30, 2024; and the historical audited financial statements of CCMCC and the related notes as of and for the year ended December 31, 2023;

(v)	The Current Report on Form 8-K/A of the Company to which this unaudited pro forma condensed combined financial information attached as an exhibit.

The unaudited pro forma condensed combined financial information is provided for informational purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Acquisition had been completed as of the dates set forth above, nor is it indicative of the future results or financial position of the combined company. In connection with the pro forma condensed combined financial information, the Company allocated the purchase price using its best estimates of fair value. The allocation is dependent upon certain valuations and other analyses that are not yet final. Accordingly, the pro forma acquisition adjustments are preliminary and subject to further adjustments as additional information becomes available and as additional analyses are performed. There can be no assurance that the final valuations will not result in material changes to the preliminary estimated purchase price allocation. The unaudited pro forma condensed combined financial information also does not give effect to the potential impact of any anticipated synergies, operating efficiencies or cost savings that may result from the transaction or any integration costs. Furthermore, the unaudited pro forma condensed combined statement of operations does not include certain nonrecurring charges and the related tax effects that result directly from the transaction as described in the notes to the unaudited pro forma condensed combined financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2024

	Legacy Education Inc. (Historical)	Contra Costa Medical Career College (Historical)	Transaction Accounting Adjustments	Notes	Pro Forma Combined
Revenue
Tuition and related income, net	$14,005,091	$2,037,813	$-		$16,042,904
Rental income	-	305,309	(305,309)	A	-
Total revenue	14,005,091	2,343,122	(305,309)		16,042,904

Operating expenses:
Educational services	7,204,574	496,585	-		7,701,159
General and administrative	3,966,047	1,495,174	(241,286)	A, B	5,219,935
General and administrative - related party	81,053	-	-		81,053
Depreciation and amortization	81,141	114,548	(73,854)	A, D	121,835
Total costs and expenses	11,332,815	2,106,307	(315,140)		13,123,982

Operating income	2,672,276	236,815	9,831		2,918,922

Other income (expense)
Interest expense	(29,350)	(102,030)	102,030	A	(29,350)
Interest income	260,896	19	-		260,915
Total other income	231,546	(102,011)	102,030		231,565

Income before income taxes	2,903,822	134,804	111,861		3,150,487
Income tax expense	(813,069)	-	-		(813,069)
Net income	$2,090,753	$134,804	$111,861		$2,337,418

Net income per share
Basic net income per share	$0.22				$0.25
Diluted net income per share	$0.21				$0.24

Weighted average number of common stock outstanding
Basic weighted average shares outstanding	9,320,063		118,906	F	9,438,969
Diluted weighted average shares outstanding	9,817,558		118,906	F	9,936,464

See accompanying notes to Unaudited Pro Forma Condensed Combined Statement of Operations

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2024

	Legacy Education Inc. (Historical)	Contra Costa Medical Career College (Historical)	Transaction Accounting Adjustments	Notes	Pro Forma Combined
Revenue
Tuition and related income, net	$46,000,316	$7,121,482	$-		$53,121,798
Rental income	-	1,183,683	(1,183,683)	A	-
Total revenue	46,000,316	8,305,165	(1,183,683)		53,121,798

Operating expenses:
Educational services	26,351,326	1,993,289	-		28,344,615
General and administrative	12,999,164	5,163,862	(458,274)	A, B, C	17,704,752
General and administrative - related party	168,000	-	-		168,000
Depreciation and amortization	265,036	489,330	(259,052)	A, D	495,314
Total costs and expenses	39,783,526	7,646,481	(717,326)		46,712,681

Operating income	6,216,790	658,684	(466,357)		6,409,117

Other income (expense)
Interest expense	(118,162)	(412,258)	399,139	A, E	(131,281)
Interest income	886,834	88	-		886,922
Total other income	768,672	(412,170)	399,139		755,641

Income before income taxes	6,985,462	246,514	(67,218)		7,164,758
Income tax expense	(1,870,610)	-	-		(1,870,610)
Net income	$5,114,852	$246,514	$(67,218)		$5,294,148

Net income per share
Basic net income per share	$0.55				$0.56
Diluted net income per share	$0.53				$0.54

Weighted average number of common stock outstanding
Basic weighted average shares outstanding	9,291,149		118,906	F	9,410,055
Diluted weighted average shares outstanding	9,691,149		118,906	F	9,810,055

See accompanying notes to Unaudited Pro Forma Condensed Combined Statement of Operations

LEGACY EDUCATION, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1. Description of the Transaction

On October 17, 2024, Legacy Education Antioch, LLC (Antioch), a wholly owned subsidiary of Legacy Education, Inc. (Legacy or the Company), was formed as a California limited liability company. On October 22, 2024, Antioch entered into an Asset Purchase Agreement (APA or the Acquisition) with Contra Costa Medical Career College, Inc. and Contra Costa Medical Career College Online, Inc. (collectively CCMCC). On December 18, 2024, Antioch completed its acquisition of CCMCC for a base purchase price of $8,000,000. Pursuant to the APA, Antioch acquired certain assets and assumed certain liabilities of CCMCC. Under the terms of the APA as consideration for the sale, Antioch paid the Sellers $6,600,000 subject to a working capital adjustment, entered into a $400,000 promissory note, and issued 118,906 shares of HDMC’s common stock with a combined value equivalent to $1,000,000 held in an escrow account for a period of one year. The working capital adjustment is required to equal zero on the transaction date and includes certain acquired assets and assumed liabilities. The net working capital adjustment has been determined to be $466,920 for a total purchase price of $7,533,080.

Concurrent with the closing of the Acquisition, Legacy entered into a lease agreement to lease the CCMCC campus (CCMCC Lease).

2. Basis of Pro Forma Presentation

Management has made significant estimates and assumptions in its determination of the pro forma adjustments. The pro forma adjustments reflecting the consummation of the Acquisition are based on certain currently available information and certain assumptions and methodologies that the Company believes are reasonable under the circumstances. The pro forma adjustments, which are described in these notes, may be revised as additional information becomes available and is analyzed. Legacy believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Acquisition based on information available to management at this time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined statements of operations.

The unaudited pro forma condensed combined statement of operations for the year ended June 30, 2024, and for the three months ended September 30, 2024, combine the historical statements of operations of the Company and CCMCC, giving effect to the Acquisition and CCMCC Lease as if it had occurred on July 1, 2023. The unaudited pro forma condensed combined statements of operations do not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the Acquisition. The Company and CCMCC have not had any historical relationship prior to the Acquisition. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

The Acquisition has been treated as a business combination, with the Company as the accounting acquirer. The Company accounts for business combinations using the acquisition method of accounting. Identifiable assets acquired and liabilities assumed are recorded at their acquisition date fair values. The excess of the fair value of purchase consideration over the fair values of the identifiable assets and liabilities is recorded as goodwill. Combination related costs are expensed as incurred. The accounts and results of operations of the acquiree are consolidated into the Company as of and subsequent to the acquisition date.

When determining the fair values of assets acquired and liabilities assumed, management makes significant estimates and assumptions, especially with respect to intangible assets. The Company utilizes commonly accepted valuation techniques, such as the income approach in establishing the fair value of intangible assets.

3. Consideration Transferred and Purchase Price Allocation

The following table summarizes the provisional fair values of the assets acquired and liabilities assumed at the date of the acquisition:

Current and other assets	$682,689
Property and equipment	483,036
Total assets acquired	1,165,725
Liabilities assumed (excluding debt)	(928,702)
Net assets acquired	$237,023

Purchase price	$7,533,080

Trade name	$1,900,000
Accreditation	200,000
Course curriculum	500,000
Goodwill	4,696,057
Total excess purchase price	$7,296,057

The amounts above represent the Company’s provisional fair value estimates related to the acquisition and are subject to subsequent adjustments as additional information is obtained during the applicable measurement period. The primary area of estimate that is not yet finalized include the valuation of the identifiable intangible assets. The allocation is dependent upon certain valuation and other studies that have not yet been completed. Accordingly, the pro forma purchase price allocation is subject to further adjustments as additional information becomes available and as additional analyses and final valuations are conducted. There can be no assurance that these additional analyses and final valuations will not result in significant changes to the estimates of fair value set forth above.

The purchase price was allocated to the tangible assets and identifiable intangible assets acquired and liabilities assumed based on their acquisition date estimated fair values. The excess estimated fair values of the identifiable net assets over the amount paid was $7,296,057, which has been allocated between goodwill and other intangible assets.

Goodwill, trade name, and accreditation are deemed to have an indefinite life, and course curriculum has a finite life of approximately 18 years. Goodwill and indefinite lived intangible assets are not amortized but are subject to, at a minimum, annual impairment tests. The Company expenses costs to maintain or extend intangible assets as incurred. The goodwill recorded related to the acquisition is the excess of the fair value of the consideration transferred by the acquirer over the fair value of the net identifiable assets acquired at the date of acquisition.

4. Pro Forma Adjustments - Notes

Adjustments included in the column under the heading “Transaction Accounting Adjustments” represent the following:

A.	CCMCC historically consolidated Evergreen Properties SBLD, LLC (Evergreen). As Evergreen was not included in the Acquisition, the Company removed the related revenue and expenses.

	Three Months Ended September 30, 2024	Year Ended June 30, 2024
Rental income	$305,309	$1,183,683
General and administrative	(239,655)	(511,308)
Depreciation and amortization	(80,798)	(286,830)
Interest expense	(102,030)	(412,258)
Net income (loss)	$(117,174)	$(26,713)

B.	To recognize rent expense in connection with the CCMCC Lease entered in conjunction with the acquisition.

	Three Months Ended September 30, 2024	Year Ended June 30, 2024
Recognition of estimated new lease operating expense	$265,906	$1,063,623
Reversal of historical lease operating expense	(267,537)	(1,040,155)
Total	$(1,631)	$23,468

C.	To include transaction costs related to the acquisition as if the acquisition occurred at the beginning of the year ended June 30, 2024.

	Three Months Ended September 30, 2024	Year Ended June 30, 2024
To record transaction costs	$-	$29,566

D.	To record amortization expense related to the finite lived intangible assets acquired with a useful life of approximately 18 years.

	Three Months Ended September 30, 2024	Year Ended June 30, 2024
Amortization expense related to the finite lived intangible assets	$6,944	$27,778

E.	To record interest expense related to the promissory note, with a term of one year, entered in conjunction with the Acquisition.

	Three Months Ended September 30, 2024	Year Ended June 30, 2024
To record interest expense	$-	$13,119

F.	Issuance of Legacy common stock held in escrow.

	Three Months Ended September 30, 2024	Year Ended June 30, 2024
Issuance of common stock	118,906	118,906